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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, DC  20549

                                       FORM 8-K/A

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                  Date of Report (Date of earliest event reported):
                                    June 18, 1997

    EquiVantage Acceptance Corp. on behalf of EquiVantage Home Equity Loan Trust 1997-2
    ----------------------------------------------------------------------
                (Exact Name of Registrant as Specified in its Charter)


     Delaware                 333-22343                  76-0448074
  ------------------------    -----------             -------------------
  (State of Incorporation)    (Commission             (I.R.S. Employer
                              File Number)            Identification No.)



         13111 Northwest Freeway, Suite 301, Houston, Texas     77040
         ----------------------------------------------------------------
          (Address of Principal Executive Offices)            (Zip Code)

         Registrant's telephone number, including area code:  (713) 895-1957

                                      No Change
              -------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)


              -------------------------------------------------------

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    Item 5.  Other Events.(1)

     Attached as Exhibit 99.1 to the Current Report on Form 8-K filed with the Commission by the Registrant on June 20, 1997 amended hereby (the "Original Form 8-K") are certain materials (the "Computational Materials") furnished to the Registrant by Morgan Stanley & Co. Incorporated, as representative of the several underwriters (collectively, the "Underwriters"), in respect of the EquiVantage Home Equity Loan Trust 1997-2 Home Equity Loan Asset-Backed Certificates, Series 1997-2, Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 (the "Certificates"). The Certificates will be offered pursuant to a Prospectus, dated June 3, 1997, as supplemented by a Prospectus Supplement, to be dated June 19, 1997 (the Prospectus Supplement and the Prospectus are collectively referred to herein as the "Prospectus"), both to be filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (File No. 333-22343) (the "Registration Statement").

     The Computational Materials were prepared solely by the Underwriters, and the Registrant did not prepare or participate (other than providing to the Underwriters the background information concerning the underlying pool of assets upon which the Computational Materials are based) in the preparation of the Computational Materials.

     Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

     Item 7.  Financial Statements; Pro Forma Financial Information and
Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

                         99.1      Computational Materials

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(1) Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Prospectus.


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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EQUIVANTAGE ACCEPTANCE CORP.


                              By:  /s/ John E. Smith
                                   -----------------------------
                                   John E. Smith
                                   President



Date:  June 23, 1997

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                                    EXHIBIT INDEX
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Exhibit
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99.1 Computational Materials of the Underwriters*
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* Filed as an Exhibit to the Registrant's Original Form 8-K.